NOTE PAYABLE	12 Months Ended
Dec. 31, 2021
Disclosure of Note payable Abstract
NOTE PAYABLE

8. NOTE PAYABLE

On June 3, 2020, the Company entered into a development and license agreement with Medtronic in connection with the development of robotic assisted surgical technologies and a separate license agreement with Medtronic in respect of certain previously developed Company technologies. On the same date, Titan executed the Amended and Restated Promissory Note (“A&R Note”) with Medtronic, whereby Titan borrowed an initial amount of $1.5 million from Medtronic. The A&R Note bears interest at the rate of 8% per annum. The unpaid principal balance owing under the Note, together with any accrued and unpaid interest and all other unpaid obligations under the Note, shall be due and payable in full on the earliest to occur of: (i) June 3, 2023, (ii) a Change of Control (as defined in the Note), or (iii) the completion of the last milestone under the Development Agreement.

Under the agreement, the Company has a legally enforceable right for net settlement of the receivable related to the final milestone payment and the A&R Note payable. Therefore, the $10 million receivable related to the final milestone revenues from Medtronic (Note 4) is presented net of the $1.75 million remaining note payable.

Upon meeting the final milestone, Titan was also entitled to the reimbursement of legal and other transaction costs, up to a maximum of $1 million. These costs totaled $605 and were previously capitalized to the A&R Note as payable to Medtronic. As Medtronic will be assuming responsibility for these costs per the agreement, the $605 reduction to the A&R note was recorded as other income.